UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2016

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Pheasant Run
Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 3, 2016, Onconova Therapeutics, Inc. (the “Company”) received approval from the NASDAQ Stock Market (“NASDAQ”) and determined to affect the transfer of the listing of the Company’s common stock from the NASDAQ Global Select Market to the NASDAQ Capital Market. This transfer will be effective at the opening of business on Friday, February 5, 2016. The Company’s common stock will continue to trade under the symbol “ONTX.” The NASDAQ Capital Market is a continuous trading market that operates in substantially the same manner as the NASDAQ Global Select Market and listed companies must meet certain financial requirements and comply with NASDAQ’s corporate governance requirements.

As previously reported, the Company was notified by NASDAQ on September 29, 2015 that for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) had closed below the minimum $50,000,000 requirement for continued listing on the NASDAQ Global Select Market, set forth in NASDAQ Listing Rule 5450(b)(2)(A). In anticipation of not regaining compliance with NASDAQ Listing Rule 5450(b)(2)(A) by March 28, 2016, the end of its initial 180-day grace period, the Company applied to transfer the listing of its stock to the NASDAQ Capital Market. The transfer to the NASDAQ Capital Market will resolve the deficiency notice the Company received from the NASDAQ Global Select Market.  In recent weeks, however, the Company’s stock price has traded below the minimum bid price necessary to maintain its listing on the NASDAQ Capital Market.  If the Company’s bid price does not increase in the near term, the Company will receive a new deficiency notice from the NASDAQ Capital Market, which would be subject to a new 180-day period to achieve compliance, and will consider further options to meet requirements in order to continue its NASDAQ listing.

On February 4, 2016, the Company issued a press release announcing the approval to list its securities on the NASDAQ Capital Market.  The full text of this press release is attached hereto as Exhibit 99.1and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1        Press release of Onconova Therapeutics, Inc., dated February 4, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2016	Onconova Therapeutics, Inc.

	By:	/s/ Ajay Bansal
		Name:	Ajay Bansal
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Onconova Therapeutics, Inc., dated February 4, 2016